Exhibit 99.2
First Quarter 2022 Results May 16, 2022 NASDAQ: IONM

Disclaimer & Safe Harbor

Cautionary Note regarding Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of applicable securities laws. Forward-looking statements may generally be identified by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," "target," or "continue" and variations or similar expressions. Forward-looking statements include, but are not limited to, statements regarding forecasts of managed cases and remote neurology managed cases, the potential for accretive M&A work, potential margin improvement with scale in remote neurology services, lower costs of delivery and improved quality of services from remote neurology services, potential for expansion into adjacent markets, targeted states for growth, and expansion opportunities. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks include risks regarding our patient volume or cases not growing as expected, or decreasing, which could impact revenue and profitability; unfavorable economic conditions could have an adverse effect on our business; risks related to increased leverage resulting from incurring additional debt; the policies of health insurance carriers may affect the amount of revenue we receive; our ability to successfully market and sell our products and services; we may be subject to competition and technological risk which may impact the price and amount of services we can sell and the nature of services we can provide; regulatory changes that are unfavorable in the states where our operations are conducted or concentrated; our ability to comply and the cost of compliance with extensive existing regulation and any changes or amendments thereto; changes within the medical industry and third-party reimbursement policies and our estimates of associated timing and costs with the same; our ability to adequately forecast expansion and the Company's management of anticipated growth; and risks and uncertainties discussed in our most recent annual and quarterly reports filed with the United States Securities and Exchange Commission, including our annual report on Form 10-K filed on March 14, 2022, and with the Canadian securities regulators and available on the Company's profiles on EDGAR at www.sec.gov and SEDAR at www.sedar.com, which risks and uncertainties are incorporated herein by reference. Readers are cautioned not to place undue reliance on forward-looking statements. Except as required by law, Assure does not intend, and undertakes no obligation, to update any forward-looking statements to reflect, in particular, new information or future events.

Non-GAAP Financial Measures

This presentation includes certain measures which have not been prepared in accordance with Generally Accepted Accounting Principals ("GAAP") such as Adjusted EBITDA. We define EBITDA as net income/(loss) before interest expense, provision for income taxes, depreciation and amortization. We calculate Adjusted EBITDA as EBITDA further adjusted to exclude the effects of the following items: share-based compensation, gain on payroll protection program loan and gain on extinguishment of acquisition debt. We exclude share-based compensation because this represents a non-cash charge and our mix of cash and share-based compensation may differ from other companies, which effects the comparability of results of operations and liquidity. We exclude gain on payroll protection program loan and gain on extinguishment of acquisition debt because these are non-recurring items and we believe their inclusion is not representative of operating performance. Adjusted EBITDA is not an earnings measure recognized by GAAP and does not have a standardized meaning prescribed by GAAP. Management believes that Adjusted EBITDA is an appropriate measure in evaluating the Company's operating performance. Management uses Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. Management believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. Readers are cautioned that Adjusted EBITDA should not be construed as an alternative to net income (as determined under GAAP), as an indicator of financial performance or to cash flow from operating activities (as determined under GAAP) or as a measure of liquidity and cash flow. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We attempt to compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures presented on slide and not rely on any single financial measure to evaluate our business.

Key Performance Metrics

This presentation contains key performance metrics that management of the Company utilizes to determine operational performance from period to period. These metrics include managed cases and remote neurology managed cases. We define managed cases as all technical cases Assure performs and any cases where the professional bill is from a 100% owned Assure entity and excludes cases when a global bill is presented and we calculate it based on bills presented during the relevant measurement period. We define remote neurology managed cases as a subset of managed cases where Assure's remote neurology platform is utilized and billed. Management believes that managed cases and remote neurology managed cases are important measures of the Company's operational performance because it is a consistent measurement to evaluate patient revenue streams.

Assure Neuromonitoring | 2

Assure Neuromonitoring | 3 Recent Developments • Record quarterly cash collections in 1Q’22 • Ramping higher margin remote neurology services platform • Contracted provider of IONM services for two additional Group Purchasing Organizations (GPOs) • Organic expansion into 13 th state • Key new hires added to management team 1,600 3,000 6,400 9,900 17,400 25,000 0 3,000 6,000 9,000 12,000 15,000 18,000 21,000 24,000 27,000 2017 2018 2019 2020 2021* 2022 (Forecast) Number of Managed Cases * Record system - wide collections of $7.2m, including a record $5.6m from 100% owned Assure entities in 1Q’22 ; the Dec ‘21 - Apr ‘22 period represents a record for collections over a five - month period at Assure + * See Safe Harbor for definition of Managed Cases

Assure Neuromonitoring | 4 Revenue Cycle Management • The reserved accounts receivable in 1Q’22 was the result of an accounting charge made against aged receivables; not an accrual adjustment based on collections • Accounts receivable is automatically reserved at 24 months per Company policy; these receivables aged out because they were not worked effectively • Assure has recalibrated its collection resources to more effectively collect aged receivables and we believe this action will address this matter for the long - term • Assure anticipates ultimately recovering a share of receivables reserved in 1Q’22

Assure Neuromonitoring | 5 Cash Receipts • Company is collecting a record 65% on receivables from the first 6 months after they were issued and 85% in first 12 months after they were issued for Assure’s 100% owned professional and technical entities $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 Q1-2021 Q2-2021 Q3-2021 Q4-2021 Q1-2022 T6M DOS Collected $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 Q1-2021 Q2-2021 Q3-2021 Q4-2021 Q1-2022 T24M DOS Collected $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 Q1-2021 Q2-2021 Q3-2021 Q4-2021 Q1-2022 TTM DOS Collected

Remote Neurology Growth Objectives * Based on current run rate 0 200 700 1,200 1,300 10,000 0 2,000 4,000 6,000 8,000 10,000 12,000 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2022 Forecast* Number of Remote Neurology Managed Cases ** Assure Neuromonitoring | 6 ** See Safe Harbor for definition of Remote Neurology Managed Cases + Assure anticipates increasing remote neurology managed cases from 2,100 in 2021 to 10,000+ in 2022

Deep Pipeline of Expansion Opportunities Existing Operational Footprint and Targeted States • Expanded into one new state thus far in 2022 • Adding density in existing markets • Numerous M&A opportunities • Extending medical device distributor network that has already facilitated expansion into new states • Engaged in strategic negotiations to become contracted provider of IONM services for nationwide surgical centers, hospitals and healthcare networks Assure Neuromonitoring | 7 13 States in Current Operational Footprint 7 States Targeted for Expansion

Teaming with Group Purchasing Organizations (GPOs) Assure Neuromonitoring | 8 • Assure’s selection as supplier of IONM services for these GPOs was based on superior clinical care, quality of service, competitive pricing, as well as recognition that the Company has capacity to scale and support coverage nationally

Adding Talent to Leadership Team Assure Neuromonitoring | 9 • Assure has onboarded leaders with skill sets the Company did not have before to support and drive it on the next leg of our growth journey Brian McDonald VP, Business Operations Kelly Shelton VP, Sales Sherri Wagner VP, Human Resources James Watt National Technologist Director

Assure Neuromonitoring | 10 Drivers and Trends in Managed Cases 1,600 3,000 6,400 9,900 17,400 25,000 0 3,000 6,000 9,000 12,000 15,000 18,000 21,000 24,000 27,000 Number of Managed Cases * + * See Safe Harbor for definition of Managed Cases All operations in Colorado Operational footprint expands to additional states Acquisition of Neuro - Pro; Operational footprint expands to additional states; First in - network agreement Operational footprint expands to additional states; Ins - sourced revenue cycle management function Acquisition of Sentry and Elevation; Launch remote neurology services; Operational footprint expands to additional states Expand remote neurology services, leverage Premier opportunity; Anticipated M&A; Organically expand into additional states and add density in existing markets

1Q’22 Financial Highlights 5,100 2,800 0 1,000 2,000 3,000 4,000 5,000 6,000 1Q'22 1Q'21 Managed Cases * $4.7 $4.8 $0 $2 $4 $6 1Q'22 1Q'21 Revenue ($1.7) ($1.0) ($2.0) ($1.5) ($1.0) ($0.5) $0.0 1Q'22 1Q'21 Adj. EBITDA ** ($m) ($m) Assure Neuromonitoring | 11 ** See reconciliations of non - GAAP results in the Appendix and the explanation of Non - GAAP Financial Measures in the cautionary notes * See Safe Harbor for definition of Managed Cases $4.8 $3.8 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 1Q'22 1Q'21 Operating Expenses ($m) ($2.5) ($1.2) ($5.0) ($4.0) ($3.0) ($2.0) ($1.0) $0.0 $1.0 1Q'22 1Q'21 Net Loss ($m)

Balance Sheet and Cash Flow Supports Growth Objectives Capitalization • Strengthened financial position: – $5.2m institutional investor - led private placement + mgmt. and board participation (Nov ‘21) – $11m credit facility secured with Centurion (Jun ‘21) – $10.5m private placement with Special Situations Funds and Manchester Management as lead investors + mgmt. and board participation (Dec ‘20) – Received $1.7m SBA second draw loan which was subsequently forgiven (Jan ‘22) – $3.4m in non - brokered convertible debenture offerings (Nov ‘19 - Apr’20) Cash Flow • T he Dec ‘21 - Apr ‘22 period represents a record for collections over a five - month period at Assure Assure Neuromonitoring | 12 ($USD Millions) 3/31/2022 12/31/2021 Cash 1.7 $ 4.0 $ Accounts Receivable, Net 26.5 $ 27.8 $ Equity Method Investments 0.5 $ 0.5 $ Other Assets 16.1 $ 16.1 $ Total Assets 44.8 $ 48.4 $ Accounts Payable & Accrued Liabilities 2.7 $ 2.2 $ Finance Leases 2.1 $ 2.2 $ Debt 12.2 $ 13.7 $ Other Liabilities 0.9 $ 1.4 $ Total Liabilities 17.9 $ 19.5 $ Total Stockholders's Equity 26.8 $ 29.0 $ Select Balance Sheet Items

Q&A Assure Holdings 7887 E. Belleview Ave., Suite 500, Englewood, CO (720) 617 - 2526 www.assureneuromonitoring.com Company Contact John Farlinger Executive Chairman and CEO John.Farlinger@assureiom.com Investor Relations Scott Kozak Director, Investor and Media Relations Scott.Kozak@assureiom.com Assure Neuromonitoring | 13

1Q’22 Earnings Call - Appendix May 16, 2022 NASDAQ: IONM

Non - GAAP Financial Measures Reconciliation Assure Neuromonitoring | 15 2022 EBITDA Net Income (loss) (2,459) $ (1,231) $ Interest expense 407 18 Accretion expense 170 95 Income tax (337) (427) Depreciation and amortization 258 285 EBITDA (1,961) (1,260) Stock-based compensation 323 279 Provision for option liability (23) 3 Adjusted EBITDA (1,661) $ (978) $ 2021 Three Months Ended March 31,